SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant   |X|
Filed by a party other than the Registrant   |_|


Check the appropriate box:
|_|      Preliminary Proxy Statement
|_|      Confidential, For Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|X|      Soliciting Material Under Rule 14a-12


                               MAYTAG CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

              (1) Title of each class of securities to which transaction applies:

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              (2)
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                      Aggregate number of securities to which transaction
                      applies:

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              (3)     Per unit price or other underlying value of transaction
                      computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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              (4)     Proposed maximum aggregate value of transaction:

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              (5)    Total fee paid:

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|_| Fee paid previously with preliminary materials.


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|_|      Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)     Amount Previously Paid:
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                               MAYTAG CORPORATION
                          403 WEST FOURTH STREET, NORTH
                             NEWTON, IOWA 50208-0039



                                                                December 2, 2005


Dear Fellow Stockholder:

We have previously sent to you proxy material for the special meeting of stockholders of Maytag Corporation to be held on December 22, 2005. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED MERGER WITH WHIRLPOOL CORPORATION.

Adoption of the merger proposal requires the affirmative vote by holders of a majority of Maytag's outstanding common stock. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Please vote TODAY by telephone, VIA the Internet or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Sincerely,

Patricia J. Martin
SECRETARY



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                                    REMEMBER:
           YOU CAN VOTE YOUR SHARES BY TELEPHONE OR VIA THE INTERNET.
            PLEASE FOLLOW THE EASY INSTRUCTIONS ON THE ENCLOSED CARD.

             If you have any questions, or need assistance in voting
                  your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-877-687-1873.
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